Cash and Cash Equivalents:	12 Months Ended
Dec. 31, 2018
Cash and Cash Equivalents: [Abstract]
Cash and Cash Equivalents:

Note 4.      Cash and Cash Equivalents:

	December 31,	December 31,
	2018	2017
Bank deposits	$47,588,968	$39,649,888
Cash held in trust	-	88,500,000
Short term investments	100,057,385	9,522,830
Total	$147,646,353	$137,672,718

Short term investments include money market funds and US treasury bills which mature in three months or less.

Payments made by Venezuela associated with the Settlement Agreement (excluding the recent transfer of Venezuelan bonds) have generally been deposited into a trust account for the benefit of the Company at Banco de Desarrollo Econ&oacute;mico y Social de Venezuela ("Bandes Bank") (the "Trust Account"), a Venezuelan state-owned development bank. Under the trust agreement, the Company has the right to transfer the funds to its bank account outside of Venezuela. With the designation of Bandes Bank as an SDN on March 22, 2019, the Company is treating the Trust Account as blocked property. The Trust Account and the funds therein will remain blocked property until the U.S. government delists Bandes Bank as an SDN or issues a specific license to the Company to unblock this property. Cash deposited to the Trust Account and marketable debt securities transferred, subsequent to the balance sheet date but prior to the date of issuance of the consolidated financial statements are recognized as receivables as they represent amounts due from the sale of the Mining Data or the Arbitration Award as of the balance sheet date, for which collectability is certain.

In August 2017, the U.S. government imposed financial sanctions (as defined herein "Sanctions") targeting Venezuela by issuing an Executive Order ("EO") that prohibits U.S. persons from dealing in financing of greater than 30 days for the Venezuelan government, including any entity owned or controlled by the Venezuelan government (with respect to certain subsidiaries of the state oil company, these restrictions prohibit financings of greater than 90 days). In addition, U.S. persons are prohibited from dealing in, among other things, bonds (unless otherwise exempt from U.S. Sanctions pursuant to General Licenses 3E or 9D issued by the Department of the Treasury's Office of Foreign Asset Control ("OFAC")) or equity issued by the Venezuelan government after the U.S. financial Sanctions were imposed in August 2017. Prior to January 2019, certain Venezuelan government bonds identified in General License 3 had been largely exempt from U.S. Sanctions.

U.S. financial sanctions have built on Sanctions imposed by the U.S. government starting in March 2015 that designated Venezuelan government officials as “Specially Designated Nationals” (“SDNs”), which prohibits them from traveling to the U.S., freezes any assets they may have in the U.S. and generally prohibits U.S. persons from doing business with them and any entity they own 50% or more. Since August 2017, the U.S. government has designated several additional individuals as SDNs and has prohibited U.S. persons from dealing in cryptocurrencies issued by the Venezuelan government. In September and November 2017, and again in May 21, 2018, Canada imposed its own Sanctions requiring asset freezes and imposing prohibitions on dealings with named Venezuelan officials. In May 2018, the U.S. government issued an EO that prohibits U.S. persons from engaging in transactions relating to: (i) the purchase of any debt owed to the Venezuelan government, including accounts receivable, (ii) any debt owed to the Venezuelan government that is pledged as collateral after May 2018, including accounts receivable, and (iii) the sale, transfer, assignment, or pledging as collateral by the Venezuelan government of any equity interest in any entity in which the Venezuelan government has a 50% or greater ownership interest.

In November 2018, the U.S. government issued an EO authorizing OFAC to designate as an SDN any person determined to: (i) “operate in the gold sector of the Venezuelan economy” or any other sector deemed sanctionable by the U.S. government, (ii) be responsible for transactions involving deceptive practices or corruption involving the Venezuelan government, or (iii) have supported deceptive or corrupt transactions or to be owned or controlled by a person meeting the foregoing criteria. OFAC issued guidance that it “expects to use its discretion to target in particular those who operate corruptly in the gold or other identified sectors of the Venezuela economy, and not those who are operating legitimately in such sectors.”

In January 2019, the U.S. government designated the Venezuelan state oil company as an SDN under the November 2018 EO. U.S. persons are generally prohibited from doing business with the state oil company and its subsidiaries unless authorized by OFAC. In conjunction with that action, OFAC also changed existing general licenses, such as General License 3 mentioned above, and issued additional general licenses to authorize certain transactions involving certain subsidiaries of the state oil company.

In March 2019, pursuant to EO 13850, OFAC designated CVG Compania General de Minera de Venezuela CA and its president as SDNs in connection with the Venezuelan gold sector and also designated Bandes Bank as an SDN with the same effects as those described above with respect to the Venezuelan state oil company. In conjunction with that designation, OFAC issued several general licenses, although none that authorize the Company's dealings with Bandes Bank. Due to the deteriorating economic conditions in Venezuela and as a result of the Bandes Bank designation which blocked the Company's access to the funds held in the Trust Account at Bandes Bank, the Company has recorded an impairment loss on the balance in the Trust Account of approximately $21.5 million. The Trust Account and funds will remain blocked until OFAC delists Bandes Bank as an SDN or OFAC issues a specific license to the Company to unblock this property.

On April 15, 2019, the Government of Canada imposed Sanctions against 43 additional individuals under the Special Economic Measures (Venezuela) Regulations of the Special Economic Measures Act. The imposition of such additional Sanctions poses a significant impediment to the Company's ability to work with government officials related to the development of the Siembra Minera Project and those responsible for the payment and transfer of funds associated with the Settlement Agreement. To the extent required, the Company will apply for a license from OFAC to allow the Company to pursue payments under the Settlement Agreement and allow international financial institutions to facilitate such transactions without violating US Sanctions. The Company may also pursue similar relief from Sanctions imposed under Canadian law.